--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                          New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                 August 31, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================
New Jersey Tax-Free Bond Fund

* Municipal bonds outperformed Treasuries during most of the past six months as inflation remained subdued despite strong economic growth.

* The New Jersey Tax-Free Bond Fund's total return exceeded the Lipper New Jersey Municipal Debt Funds Average for the period, and its income was consistent with previous periods.

* Investments in longer-term bonds and the addition of several new BBB rated issues contributed to the fund's performance and income levels.

* Despite strong economic growth, we believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint.

Fellow Shareholders
--------------------------------------------------------------------------------

     The municipal bond market generated attractive returns during the six months ended August 31, 1997, and your fund's performance surpassed its peer average. Strong economic growth in the first quarter of 1997 led the Federal Reserve to raise the federal funds target rate a quarter-point to 5.50% in March because of concerns that inflation might accelerate. However, despite continued robust growth, the Fed has left rates unchanged since March as inflation remained subdued.

Market Environment
--------------------------------------------------------------------------------

     Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation, progress on controlling the federal budget deficit, and little evidence of wage pressures diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Long-term taxable bond yields also began to fall in the late spring after climbing to more than 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

     [yield chart showing the New Jersey Bond Yield Index from 8/96 through 8/97. Source: T. Rowe Price Associates]

     Municipal interest rates, in New Jersey and across the nation, followed a similar pattern: rising in March, peaking in April, then falling in late June and July when preliminary data signaled a slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June, when the highest monthly supply in four years exceeded demand. New Jersey bond yields began the six-month period at 5.63% and ranged between 5.82% and 5.31% before settling at 5.45% at the end of August. Overall, both the municipal and Treasury yield curves flattened as short-term rates rose modestly in anticipation of further Fed tightening and long-term rates trended lower on positive inflation news.

     In New Jersey, the economy and overall employment continued to show modest growth rates that were slightly below national averages. Nonetheless, the state has maintained an adequate cash balance while implementing a 30% personal income tax reduction. Going forward, the state plans to enact spending reduction measures to ensure budgetary balance amid slow revenue growth.

     The supply of newly issued tax-exempt bonds in New Jersey was on a par with last year. However, the state floated a huge $2.75 billion taxable issue to fund a portion of its pension liability. Though the issue generated some controversy within the state, it actually represented a shifting of a contingent liability to a fixed obligation while providing some immediate budget savings.

Strategy and Performance Review
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/97                         6 Months            12 Months
--------------------------------------------------------------------------------
New Jersey Tax-Free
Bond Fund                                         3.98%                8.66%
Lipper New Jersey Municipal
Debt Funds Average                                3.57                 8.18
--------------------------------------------------------------------------------

     Our emphasis on income and on long-term investments contributed to solid fund performance for the period. Robust six-month and one-year total returns of 3.98% and 8.66%, respectively, compared favorably with the Lipper New Jersey Municipal Debt Funds Average, and income payouts were in line with past levels. Maintaining a yield advantage over our competitors was an important part of our strategy, since we attempt to generate as much of your returns through tax-free income as possible. Our below-average expense ratio also contributed to this goal.


==============================
We  consider  the  fund  to be
postured   neutrally  compared
with its  peer  group of other
New Jersey bond funds.
------------------------------

     The fund began the fiscal year fairly close to where it stood at the halfway mark, with an average duration of 7.6 years and an average maturity of
19.3 years. (Duration is a measure of sensitivity to interest rate changes.) We consider the fund to be postured neutrally compared with its peer group of other New Jersey bond funds. We did take on a slightly more aggressive interest rate stance after the Fed raised rates in March and the market responded negatively. This positioned us for a very favorable summer, as rates fell in anticipation of a slowing economy. We also felt our risks were muted by progress on the federal budget deficit and the reduced prospect of a near-term tightening by the Federal Reserve.

     We took advantage of some BBB issuance earlier this year to add income to the fund in an otherwise low-yield environment. In particular, we increased our holdings in the hospital sector as well as in Puerto Rican debt, whose income is tax-exempt in New Jersey. We did this for two reasons: first, thorough research gave us confidence in the underlying financial abilities of the hospitals we purchased, and second, we believe there is a trend toward shrinking yield premiums for low-quality issuers, which could provide some price appreciation. We continue to be selective, but when we find a credit that we like, we are aggressive in acquiring it for the fund.

Outlook
--------------------------------------------------------------------------------

     Moving forward we expect to maintain our average duration and maturity within a neutral band as long as the economy remains strong with low inflation. Our position in hospitals and lower-rated credits will be monitored closely, and we will survey new issues for additions that might enhance our yield or total return potential.

     The national municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers. At the same time, we would expect demand for municipals to remain solid, since the Taxpayer Relief Act of 1997 did not lower personal income tax rates and did maintain favorable tax treatment for corporations that purchase municipals.

     Given the high level of consumer and business confidence, we expect the U.S. economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening in an effort to keep inflation in check. We expect the New Jersey economy to continue on its modest growth path, leading to continued good financial performance for the state and typical issuance patterns.

     Until visible signs of accelerating inflation appear, there is little reason for us to adopt a defensive posture. The overall environment for fixed income investors is still favorable, due to continuing low inflation and fiscal restraint despite above-trend economic growth.

Respectfully submitted,

/s/

William F. Snider
Chairman of the Investment Advisory Committee
September 19, 1997

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                        2/28/97         8/31/97
--------------------------------------------------------------------------------
Price Per Share $ ...................................       11.08     $   11.23
Dividends Per Share
    For 6 months ....................................        0.29          0.28
    For 12 months ...................................        0.57          0.57
Dividend Yield *
    For 6 months ....................................        5.27%         5.18%
    For 12 months ...................................        5.29          5.29
Weighted Average Maturity (years) ...................       19.4          19.3
Weighted Average Effective Duration (years) .........        7.2           7.6
Weighted Average Quality ** .........................         A+           A+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
                                                         Percent of  Percent of
                                                         Net Assets  Net Assets
                                                            2/28/97     8/31/97
--------------------------------------------------------------------------------
Hospital Revenue .......................................         17%         21%
Water and Sewer Revenue ................................         19          12
Dedicated Tax Revenue ..................................         12          10
Educational Revenue ....................................         10           9
Air and Sea Transportation Revenue .....................          5           7
Prerefunded Bonds ......................................          3           6
Industrial and Pollution Control Revenue ...............          7           6
General Obligation Local ...............................          5           5
Electric Revenue .......................................          3           5
General Obligation State ...............................          3           5
Nuclear Revenue ........................................          4           4
Housing Finance Revenue ................................          4           3
Miscellaneous Revenue ..................................          3           3
Escrowed to Maturity ...................................          3           3
All Other ..............................................          2           3
Other Assets Less Liabilities ..........................         --          -2
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[New Jersey Tax-Free Bond Fund SEC Chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                Since   Inception
Periods Ended 8/31/97           1 Year   3 Years   5 Years   Inception      Date
--------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund     8.66%     7.29%     6.81%      7.81%   4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
====================================================================================================================================
Unaudited
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                        6 Months              Year
                                           Ended             Ended
                                         8/31/97           2/28/97        2/29/96         2/28/95         2/28/94         2/28/93
NET ASSET VALUE
Beginning of period ...............   $    11.08       $    11.16      $    10.63      $    11.19      $    11.23      $    10.30
Investment activities
    Net investment income .........         0.28*            0.57*           0.58*           0.57*           0.56*           0.58*
    Net realized and
    unrealized gain (loss) ........         0.15            (0.08)           0.53           (0.55)           0.10            1.00
    Total from
    investment activities .........         0.43             0.49            1.11            0.02            0.66            1.58
Distributions
    Net investment income .........        (0.28)           (0.57)          (0.58)          (0.57)          (0.56)          (0.58)
    Net realized gain .............         --               --              --             (0.01)          (0.14)          (0.07)
    Total distributions ...........        (0.28)           (0.57)          (0.58)          (0.58)          (0.70)          (0.65)
NET ASSET VALUE
End of period .....................   $    11.23       $    11.08      $    11.16      $    10.63      $    11.19      $    11.23
Ratios/Supplemental Data
Total return ......................         3.98%*           4.57%*         10.67%*          0.37%*          5.97%*         15.90%*
Ratio of expenses to
average net assets ................         0.65%*+          0.65%*          0.65%*          0.65%*          0.65%*          0.65%*
Ratio of net investment
income to average
net assets ........................         4.84%*+          5.18%*          5.28%*          5.41%*          4.90%*          5.47%*
Portfolio turnover rate ...........         37.6%+           78.9%           98.4%          139.1%           68.8%          103.3%
Net assets, end of period
(in thousands) ....................   $   88,002       $   80,289      $   70,304      $   58,074      $   63,160      $   38,347
====================================================================================================================================

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
Statement of Net Assets
                                                           Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

NEW JERSEY  86.3%
Cape May County, Industrial Pollution Control Fin. Auth ......
    Atlantic City Electric
        6.80%, 3/1/21 (MBIA Insured) .........................   $1,500   $1,789
Edison Township, GO, 6.50%, 6/1/08 ...........................      350      397
Freehold Township, GO, Monmouth County Water and Sewer
        6.35%, 10/1/11 (MBIA Insured) ........................      250      284
Jersey City, GO, School Bonds, 6.50%, 2/15/04 ................      500      546
Mercer County Public Improvement Auth., GO, Solid Waste
        5.75%, 9/15/16 .......................................    2,000    2,061
Middlesex County Pollution Control Fin. Auth
    Amerada Hess 6.875%, 12/1/22 .............................    1,500    1,629
Middlesex County Utilities Auth., Sewer
        6.25%,  8/15/10 (MBIA Insured) .......................      500      556
New Jersey, GO, 7.05%, 7/15/12 * .............................    1,335    1,527
New Jersey Economic Dev. Auth
    American Water
        6.00%, 5/1/36 (FGIC Insured) * .......................    1,000    1,033
        6.875%, 11/1/34 (FGIC Insured) * .....................    1,000    1,111
    Harrogate
        5.50%, 12/1/06 .......................................      400      405
        5.65%, 12/1/08 .......................................      200      202
        5.75%, 12/1/16 .......................................      500      502
    Lawrenceville School, 5.75%, 7/1/16 ......................    2,000    2,060
    PCR, Dow Chemical El Dorado
        VRDN (Currently 3.00%) ...............................      400      400
    Saint Barnabas
        Zero Coupon, 7/1/15 (MBIA Insured) ...................    2,310      885
        Zero Coupon, 7/1/16 (MBIA Insured) ...................    3,500    1,269
        Zero Coupon, 7/1/17 (MBIA Insured) ...................    1,500      510
        5.375%, 7/1/27 (MBIA Insured) ........................    1,000      980
New Jersey EFA
    Monmouth Univ
        5.60%, 7/1/11 ........................................      425      425
        5.60%, 7/1/12 ........................................      450      448
    Princeton Univ., 5.875%, 7/1/14 ..........................    1,050    1,099
    Rowan College, 6.00%, 7/1/21 (AMBAC Insured) .............    1,000    1,053

New Jersey EFA
    Seton Hall Univ
        5.60%, 7/1/16 (MBIA Insured) .........................    1,000    1,021
        6.875%, 7/1/10 .......................................      375      400
        7.00%, 7/1/21 ........................................      200      213
New Jersey Health Care Fac. Fin. Auth., AHS
        5.00%, 7/1/27 (AMBAC Insured) ........................    1,000      931
New Jersey HFFA
    Atlantic City Medical Center, 6.80%, 7/1/11 ..............    1,500    1,640
    Chilton Memorial Hosp., 5.00%, 7/1/13 ....................      750      717
    Columbus Hosp., 7.50%, 7/1/21 ............................    2,580    2,765
    Hackensack Medical Center
        6.625%, 7/1/11 (FGIC Insured) ........................      500      544
        6.625%, 7/1/17 (FGIC Insured) ........................      500      543
    Holy Name Hosp
        5.25%, 7/1/20 (AMBAC Insured) ........................    1,050    1,015
    Irvington General Hosp
        5.875%, 8/1/06 (FHA Guaranteed) ......................    1,240    1,315
        6.375%, 8/1/15 (FHA Guaranteed) ......................      500      534
    Morristown Memorial Hosp., 7.00%, 7/1/17 .................      800      847
    Overlook Hosp. Assoc
        6.70%, 7/1/13 (FGIC Insured) .........................      500      512
    Raritan Bay Medical Center, 7.25%, 7/1/27 ................      700      743
    St. Elizabeth Hosp
        6.00%, 7/1/14 ........................................    1,500    1,534
        6.00%, 7/1/20 ........................................      570      584
    St. Joseph Hosp. and Medical Center
        5.75%, 7/1/16 ........................................    1,000    1,028
New Jersey Higher Ed. Assistance Auth., Student Loan
        5.80%, 6/1/16 (MBIA Insured) * .......................    1,250    1,281
New Jersey Highway Auth
    Garden State Parkway
        7.25%, 1/1/09 (Prerefunded 1/1/99+) ..................      200      212
        7.25%, 1/1/16 (Prerefunded 1/1/99+) ..................      260      276
New Jersey Housing and Mortgage Fin. Agency
        6.35%, 10/1/27 (MBIA Insured) * ......................    2,000    2,091
        7.10%, 11/1/11 .......................................      300      318
        7.10%, 11/1/12 .......................................      175      186
New Jersey Sports and Exposition Auth
        VRDN (Currently 3.15%)
        (MBIA Insured) .......................................      200      200
    Monmouth Park, 8.00%, 1/1/25 .............................      650      727
New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/15 ... 3,000 2,956 New Jersey Turnpike Auth
        10.375%, 1/1/03
        (Escrowed to Maturity) ...............................    1,875    2,209
New Jersey Wastewater Treatment Trust
        6.30%, 4/1/10 ........................................    1,180    1,282
        6.375%, 4/1/11 .......................................      750      816

Newark, GO, School Qualified Bond Act
        5.30%, 9/1/11 (MBIA Insured) .........................      500      504
        5.30%, 9/1/17 (MBIA Insured) .........................    1,000      981
North Hudson Sewage Auth., 5.25%, 8/1/16 (FGIC Insured) ......    1,000      981
Ocean County Utilities Auth
    Wastewater
        6.125%, 1/1/02 .......................................      500      533
        6.30%, 1/1/11 ........................................    1,300    1,404
Port Auth. of New York and New Jersey
        VRDN (Currently 3.60%) ...............................      500      500
        VRDN (Currently 3.65%) ...............................    1,600    1,600
        6.125%, 7/15/22 * ....................................    1,000    1,054
        6.125%, 6/1/94 .......................................    1,000    1,093
        6.50%, 10/1/01 * .....................................      500      529
        6.50%, 7/15/19 (FGIC Insured) * ......................      500      540
        6.50%, 11/1/26 * .....................................    1,000    1,069
        6.75%, 10/1/11 * .....................................    1,000    1,083
Salem County Pollution Control Fin. Auth., PCR
    Atlantic City Electric
        VRDN (Currently 3.00%)
        (MBIA Insured) .......................................      500      500
    E. I. Du Pont, 6.50%, 11/15/21 * .........................    1,230    1,301
    Public Service Electric and Gas
        6.25%, 6/1/31 (MBIA Insured) .........................    1,500    1,614
South Brunswick Township, GO
    Board of Ed ..............................................
        6.40%, 8/1/09 (FGIC Insured)
        (Prerefunded 8/1/05+) ................................    1,250    1,394
South Brunswick Township, GO
    Board of Ed ..............................................
        6.40%, 8/1/10 (FGIC Insured)
        (Prerefunded 8/1/05+) ................................  $ 1,500  $ 1,672
South Jersey Transportation Auth .............................
    Raytheon Aircraft Service, 6.15%, 1/1/22 * ...............    1,010    1,041
Southeast Morris County Municipal Utilities Auth, Water
        6.50%, 1/1/11 (FGIC Insured) .........................      750      807
Union County, GO, 6.50%, 2/1/11 (Prerefunded 2/1/01+) ........      100      108
Union County Utilities Auth., Solid Waste, 7.15%, 6/15/09 * .. 500 505 Univ. of Medicine and Dentistry of New Jersey
        5.00%, 9/1/22 (MBIA Insured) .........................    1,000      942
        6.50%, 12/1/18 (MBIA Insured)
        (Prerefunded 12/1/01+) ...............................      750      825
Wanaque Valley Regional Sewage Auth ..........................
        5.75%, 9/1/18 (AMBAC Insured) ........................    2,000    2,126
Warren County, PCR, Warren Energy Resource
        6.55%, 12/1/06 (MBIA Insured) ........................      600      664
Total New Jersey (Cost $72,193) ..............................            75,981

PUERTO RICO  15.4%
Puerto Rico Commonwealth, GO
        6.45%, 7/1/17 ......................................        500      548
        6.80%, 7/1/21 (Prerefunded 7/1/02+) ................        200      224
        7.625%, 7/1/10 (Prerefunded 7/1/00+) ...............         80       89
        7.75%, 7/1/13 (Prerefunded 7/1/98+) ................         25       26
Puerto Rico Electric Power Auth
        5.50%, 7/1/11 ......................................      1,250    1,271
        5.50%, 7/1/25 ......................................      2,750    2,711
        7.125%, 7/1/14 .....................................        500      534
        8.00%, 7/1/08 (Prerefunded 7/1/98+) ................        625      659
Puerto Rico Highway and Transportation Auth
        5.00%, 7/1/36 ......................................        500      462
        5.50%, 7/1/15 (MBIA Insured) .......................      1,000    1,037
        5.50%, 7/1/26 ......................................        800      787
        6.375%, 7/1/08 (FSA Insured) .......................      1,000    1,084
        6.625%, 7/1/12 .....................................      1,000    1,092
        6.625%, 7/1/12 (FSA Insured) .......................        500      547
        7.75%, 7/1/16 (Prerefunded 7/1/00+) ................         10       11
Puerto Rico Infrastructure Fin. Auth
        7.50%, 7/1/09 ......................................        475      499
        7.75%, 7/1/08 ......................................         45       47
Puerto Rico Public Building Auth., GO
    Gov't. Fac
        5.00%, 7/1/27 (AMBAC Insured) ......................      1,000      944
        5.25%, 7/1/21 ......................................      1,000      958
Total Puerto Rico (Cost ....................................   $ 12,961)  13,530
Total Investments in Securities
101.7% of Net Assets (Cost .................................   $ 85,154) $89,511
Other Assets Less Liabilities ..............................             (1,509)
NET ASSETS .................................................            $ 88,002
Net Assets Consist of:
Accumulated net investment income -
net of distributions .......................................            $      2
Accumulated net realized gain/loss -
net of distributions .......................................             (1,482)
Net unrealized gain (loss) .................................               4,357
Paid-in-capital applicable to
7,835,122.801 no par value of
beneficial interest outstanding;
unlimited number of shares authorized ......................              85,125
NET ASSETS .................................................            $ 88,002
NET ASSET VALUE PER SHARE ..................................             $ 11.23

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
EFA    Educational Facility Authority
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Authority
FSA    Financial Security Assurance Corp.
GO     General Obligation
HFFA   Health Facility Financing Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         8/31/97
Investment Income
Interest income .................................................       $ 2,405
Expenses
    Investment management .......................................           157
    Shareholder servicing .......................................            46
    Custody and accounting ......................................            44
    Prospectus and shareholder reports ..........................             9
    Registration ................................................             4
    Legal and audit .............................................             4
    Trustees ....................................................             3
    Miscellaneous ...............................................             4
    Total expenses ..............................................           271
Net investment income ...........................................         2,134
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities ..................................................           384
    Futures .....................................................           (59)
    Net realized gain (loss) ....................................           325
Change in net unrealized gain or loss on securities .............           810
Net realized and unrealized gain (loss) .........................         1,135
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $ 3,269
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           6 Months        Year
                                                              Ended       Ended
                                                            8/31/97     2/28/97
Increase (Decrease) in Net Assets
Operations
    Net investment income ..............................   $  2,134    $  3,842
    Net realized gain (loss) ...........................        325        (381)
    Change in net unrealized gain or loss ..............        810         (65)
    Increase (decrease) in net assets from operations ..      3,269       3,396
Distributions to shareholders
    Net investment income ..............................     (2,134)     (3,842)
Capital share transactions *
    Shares sold ........................................     13,261      20,966
    Distributions reinvested ...........................      1,612       2,921
    Shares redeemed ....................................     (8,295)    (13,456)
    Increase (decrease) in net assets from capital
    share transactions .................................      6,578      10,431
Net Assets
Increase (decrease) during period ......................      7,713       9,985
Beginning of period ....................................     80,289      70,304
End of period ..........................................   $ 88,002    $ 80,289
*Share information
    Shares sold ........................................      1,193       1,913
    Distributions reinvested ...........................        145         266
    Shares redeemed ....................................       (751)     (1,230)
    Increase (decrease) in shares outstanding ..........        587         949
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991.

       VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Trustees.

       PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment trans-actions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $21,947,000 and $15,113,000, respectively, for the six months ended August 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,718,000, of which $1,298,000 expires in 2003, and $420,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       At August 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $85,154,000, and net unrealized gain aggregated $4,357,000, of which $4,450,000 related to appreciated investments and $93,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $26,000 was payable at August 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $21,000 of management fees were not accrued by the fund for the six months ended August 31, 1997. Additionally, $151,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

       In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $69,000 for the six months ended August 31, 1997, of which $13,000 was payable at period-end.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]
: 1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Jersey Tax-Free Bond Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F47-051  8/31/97